UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2013

NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way Houston, Texas		77070
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On December 17, 2013, senior management of Noble Energy, Inc. (the “Company”) will host a conference in Houston, Texas with analysts and investors to discuss the Company’s current operations, future plans and operational outlook. The Company issued press releases announcing the highlights of the conference and 2014 capital program and guidance and fourth quarter 2013 updates, copies of which are furnished as Exhibit 99.1 and Exhibit 99.2 to this current report and are incorporated herein by reference. For the benefit of all investors, the slide presentation to be delivered at the conference is furnished as Exhibit 99.3 to this current report, is incorporated herein by reference, and will be posted on the Company’s website, www.nobleenergyinc.com, under the section entitled “Investors.”
The foregoing information, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are furnished as part of this current report on Form 8-K:

99.1	Press release dated December 17, 2013 announcing highlights of 2013 Analyst Conference
99.2	Press release dated December 17, 2013 announcing 2014 capital program and guidance and fourth quarter 2013 updates
99.3	Noble Energy, Inc. 2013 Analyst Conference slide presentation dated December 17, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.

Date:	December 17, 2013	By:	/s/ Kenneth M. Fisher
Kenneth M. Fisher
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated December 17, 2013 announcing highlights of 2013 Analyst Conference
99.2	Press release dated December 17, 2013 announcing 2014 capital program and guidance and fourth quarter 2013 updates
99.3	Noble Energy, Inc. 2013 Analyst Conference slide presentation dated December 17, 2013